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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 18, 1996


                           FINOVA CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-7543                     94-1278569
- ----------------------------       -----------              --------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                      85004-2209
 ----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 602/207-6900
                                                   --------------
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Item 5.  Other Events.

         FINOVA Capital Corporation today announced revenues, net income and selected financial data and ratios for the second quarter ended June 30, 1996 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  Exhibits                       Title
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
                     28         Press Release of FINOVA Capital Corporation
                                dated July 18, 1996




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FINOVA CAPITAL CORPORATION

                                      (Registrant)




Dated:  July 18, 1996           By         /s/  Bruno A. Marszowski
                                  --------------------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer
                                  Principal Financial Officer/Authorized Officer























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